                                                              EXHIBIT (H)(1)(E)

                               AMENDMENT NO. 13
                            PARTICIPATION AGREEMENT

   The Participation Agreement (the "Agreement"), dated June 1, 1998, by and among AIM Variable Insurance Funds, a Delaware trust, A I M Distributors, Inc., a Delaware corporation, American General Life Insurance Company ("Life Company"), a Texas life insurance company and American General Equity Services Corporation ("AGESC"), a Delaware corporation, and collectively (the "Parties"), is hereby amended as follows. All capitalized terms not otherwise defined in this Amendment, shall have the same meaning as described in the Agreement.

   WHEREAS, the Parties desire to amend the Agreement to add to Schedule A of the Agreement the contracts of the Life Company relating to the Life Company's Survivor Advantage(SM), Form No. 08921 and Corporate Investor Select(SM), Form No. 08301.

   NOW, THEREFORE, in consideration of their mutual promises, the Parties agree as follows:

1. Except as amended herein, the Agreement is hereby ratified and confirmed in all respects.

2. Schedule A of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE A

                                      SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                 UTILIZING SOME OR                POLICIES/CONTRACTS FUNDED BY
THE POLICIES                          ALL OF THE FUNDS                 THE SEPARATE ACCOUNTS
------------------------------------- -------------------------------- --------------------------------------------

AIM V.I. International Growth Fund    American General Life Insurance  Platinum Investor I
AIM V.I. Core Equity Fund             Company Separate Account VL-R    Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into  Established: May 1, 1997         Insurance Policy
AIM V.I. Core Equity)                                                  Policy Form No. 97600

                                                                       Platinum Investor II
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 97610

                                                                       Corporate America
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 99301

                                                                       Platinum Investor Survivor Last Survivor
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 99206

                                                                       Platinum Investor Survivor II Last Survivor
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 01206

                                                                       Platinum Investor III
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 00600

                                                                       Platinum Investor PLUS Flexible
                                                                       Premium Variable Life Insurance
                                                                       Policy
                                                                       Policy Form No. 02600

                                                                       Platinum Investor FlexDirector
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 03601

                                      SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                 UTILIZING SOME OR                POLICIES/CONTRACTS FUNDED BY
THE POLICIES                          ALL OF THE FUNDS                 THE SEPARATE ACCOUNTS
------------------------------------- -------------------------------- ------------------------------------

AIM V.I. International Growth Fund    American General Life Insurance  Platinum Investor IV
AIM V.I. Core Equity Fund             Company Separate Account VL-R    Flexible Premium Variable Life
(AIM V.I. Premier Equity merged into  Established: May 1, 1997         Insurance Policy
AIM V.I. Core Equity)                 (continued)                      Policy Form No. 04604
(continued)
                                                                       Legacy Plus
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 98615

AIM V.I. International Growth Fund                                     Platinum Investor VIP
                                                                       Flexible Premium Variable Universal
                                                                       Life Insurance Policy
                                                                       Policy Form No. 05604

                                                                       AIG Corporate Investor VUL
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 99301

                                                                       AG Legacy Plus
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 99616

                                                                       Corporate Investor Select(SM)
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 08301

AIM V.I. Global Real Estate Fund                                       AIG Income Advantage VUL
AIM V.I. International Growth Fund                                     Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 07704

                                                                       AIG Protection Advantage VUL
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 07921

                                                                       AIG Income Advantage Select
                                                                       Flexible Premium Variable Life
                                                                       Insurance Policy
                                                                       Policy Form No. 08704

                                                                       Survivor Advantage(SM)
                                                                       Joint and Last Survivor Flexible
                                                                       Premium Variable Life Insurance
                                                                       Policy Form No. 08921

                                      SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER                 UTILIZING SOME OR                POLICIES/CONTRACTS FUNDED BY
THE POLICIES                          ALL OF THE FUNDS                 THE SEPARATE ACCOUNTS
------------------------------------- -------------------------------- -------------------------------------

AIM V.I. Capital Appreciation Fund                                     The One VUL Solution
AIM V.I. Government Securities Fund                                    Flexible Premium Variable Life
AIM V.I. High Yield Fund                                               Insurance Policy
AIM V.I. International Growth Fund                                     Policy Form No. 99615

AIM V.I. International Growth Fund    American General Life Insurance  Platinum Investor Variable Annuity
AIM V.I. Core Equity Fund             Company Separate Account D       Policy Form No. 98020
(AIM V.I. Premier Equity merged into  Established: November 19, 1973
AIM V.I. Core Equity)                                                  Platinum Investor Immediate Variable
                                                                       Annuity
                                                                       Policy Form No. 03017

3. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the following:

                                  SCHEDULE B

       .  AIM VARIABLE INSURANCE FUNDS, INC.

          AIM V.I. Core Equity Fund
          AIM V.I. International Growth Fund
          AIM V.I. Value Fund
          AIM V.I. Global Real Estate Fund

       .  AIM and Design

Effective Date: December 1, 2008

                                         AIM VARIABLE INSURANCE FUNDS

Attest:  ----------------------------    By:     -----------------------------
Name:    ----------------------------    Name:   -----------------------------
Title:   ----------------------------    Title:  -----------------------------

                                         A I M DISTRIBUTORS, INC.

Attest:  ----------------------------    By:     -----------------------------
Name:    ----------------------------    Name:   -----------------------------
Title:   ----------------------------    Title:  -----------------------------

                                         AMERICAN GENERAL LIFE INSURANCE
                                         COMPANY

Attest:  ----------------------------    By:     -----------------------------
Name:    ----------------------------    Name:   -----------------------------
Title:   ----------------------------    Title:  -----------------------------

(Corporate Seal)

                                         AMERICAN GENERAL EQUITY SERVICES
                                         CORPORATION

Attest:  ----------------------------    By:     -----------------------------
Name:    ----------------------------    Name:   -----------------------------
Title:   ----------------------------    Title:  -----------------------------

(Corporate Seal)